                         SECOND AMENDMENT TO CREDIT AGREEMENT



    THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "SECOND AMENDMENT"), dated as of September 18, 1996, is entered into among Power-One, Inc., a Delaware corporation (the "BORROWER"), the banks listed on the signature pages hereof (the "LENDERS"), and NATIONSBANK OF TEXAS, N.A., as administrative agent for the Lenders (in said capacity, the "ADMINISTRATIVE LENDER").

    A. The Borrower, certain of the Lenders and the Administrative Lender are parties to that certain Credit Agreement, dated as of September 27, 1995, as amended by that certain First Amendment to Credit Agreement, dated as of February 1, 1996 (said Credit Agreement, as amended, the "CREDIT AGREEMENT"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

    B. The Borrower, Lenders and the Administrative Lender desire to amend the Credit Agreement to (i) add Sumitomo Bank of California ("SUMITOMO") as a Lender thereto, (ii) increase the Commitments, and (iii) make certain changes therein.

    NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, Lenders and the Administrative Lender covenant and agree as follows:

    1.   AMENDMENTS TO CREDIT AGREEMENT.

    (a)  The definition of "REVOLVING CREDIT COMMITMENT" set forth in Section
1.1 of the Credit Agreement is hereby amended to read as follows:

         "'REVOLVING CREDIT COMMITMENT' means $17,500,000.00".

    (b) The definition of "TERM LOAN COMMITMENT" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

         "'TERM LOAN COMMITMENT' means $32,500,000.00, as reduced from time to time pursuant to SECTION 2.6 hereof."

    (c) Section 2.6(c) of the Credit Agreement is hereby amended to read as follows:

         "(c) AMORTIZATION. The Term Loan Commitment shall be permanently reduced on each date set forth below, beginning on the Amortization Date, in such amounts as set forth next to each such date below:

                                            Amount of Reduction of the
    Dates                              Term Loan Commitment As of Each Date
    -----                              ------------------------------------
December 31, 1995                                $  625,000

March 31, 1996                                   $  625,000

June 30, 1996                                    $  625,000

September 30, 1996                               $  625,000

December 31, 1996                                $  750,000

March 31, 1997                                   $  750,000

June 30, 1997                                    $  750,000

September 30, 1997                               $  750,000

December 31, 1997                                $1,000,000

March 31, 1998                                   $1,000,000

June 30, 1998                                    $1,000,000

September 30, 1998                               $1,000,000

December 31, 1998                                $1,125,000

March 31, 1999                                   $1,125,000

June 30, 1999                                    $1,125,000

September 30, 1999                               $1,125,000

December 31, 1999                                $1,312,500

March 31, 2000                                   $1,312,500

June 30, 2000                                    $1,312,500

September 30, 2000                               $1,312,500

December 31, 2000                                $1,562,500

March 31, 2001                                   $1,562,500

June 30, 2001                                    $1,562,500

September 30, 2001                               $1,562,500

December 31, 2001                                $1,750,000

March 31, 2002                                   $1,750,000

June 30, 2002                                    $1,750,000

   September 30, 2002                       $1,750,000, or if different, the
                                            remaining amount of the Term Loan
                                            Commitment

(d) Section 7.7 of the Credit Agreement is hereby amended to read as follows:

    "Section 7.7 CAPITAL EXPENDITURES. The Borrower shall not, and shall not permit any Subsidiary of the Borrower to, make or commit to make any Capital Expenditures (excluding any Capital Expenditures made as a result of a Shareholder Contribution) during (i) Fiscal Year ending 1996 in excess of $3,500,000, (ii) during Fiscal Year ending 1997 in excess of $5,000,000, and
(iii) during any Fiscal Year thereafter in excess of $3,750,000 (the "MAXIMUM AMOUNT"); PROVIDED, HOWEVER, that the Maximum Amount for each fiscal year shall be increased by an amount equal to the excess, if any, of the Maximum Amount for the previous fiscal year (before making any adjustments in accordance with this proviso) over the actual aggregate Capital Expenditures (excluding any Capital Expenditures made as a result of a Shareholder Contribution) for such previous fiscal year."

(e) Section 7.13 of the Credit Agreement is hereby amended to read as follows:

    "Section 7.13 MINIMUM NET WORTH. At the end of each fiscal quarter occurring during the periods indicated below, the Borrower shall not permit the Net Worth to be less than the amount opposite the period in which such fiscal quarter occurs:


                        Period                                     Amount
                        ------                                     ------

    From Agreement Date to but not including Fiscal Year         $15,000,000
    end 1996

    From and including Fiscal Year end 1996 to but not          $15,000,000
    including Fiscal Year end 1997

    From and including Fiscal Year end 1997 to but not          $17,000,000
    including Fiscal Year end 1998

    From and including Fiscal Year end 1998 to but not          $20,000,000
    including Fiscal Year end 1999

    From and including Fiscal Year end 1999 to but not          $26,000,000
    including Fiscal Year end 2000

    From and including Fiscal Year end 2000 and thereafter      $30,000,000*

    (f) The Specified Percentage of (i) Sumitomo is indicated beside its name on the signature pages hereof and (ii) each other Lender is amended to be the percentage beside each such Lender's name on the signature pages hereof.

    (g) SCHEDULE 1 to the Credit Agreement is hereby amended to be in the form of SCHEDULE 1 attached hereto.

    2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments provided in the foregoing Section 1:

    (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if made on and as of such date;

    (b) no event has occurred and its continuing which constitutes a Default or an Event of Default;

    (c) the Borrower has full power and authority to execute and deliver this Second Amendment and the Notes (as defined in Section 3(c) of this Second Amendment) and to perform this Second Amendment, the Notes and the Credit Agreement, as amended by this Second Amendment, the execution and delivery of this Second Amendment and the Notes and the performance of this Second Amendment, the Notes and the Credit Agreement, as amended by this Second Amendment, has been duly authorized by all corporate action of the Borrower, and this Second Amendment, the Notes and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

    (d) neither the execution and delivery of this Second Amendment and the Notes, or the performance of this Second Amendment, the Notes or the Credit Agreement, as amended by this Second Amendment, nor the consummation of any transactions herein or therein, will contravene or conflict with any Applicable Law to which the Borrower or any of its Subsidiaries is subject or any indenture, agreement or other instrument to which the Borrower or any of its Subsidiaries or any of their respective property is subject, except to the extent that any such contravention or conflict could not reasonably be expected to have a Material Adverse Effect; and

    (e) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other Person, is required for the (i) execution and delivery of this Second Amendment and the Notes or performance by the Borrower of this Second Amendment, the Notes and the Credit Agreement, as amended by this Second Amendment, or (ii) acknowledgment of this Second Amendment by PEI or PUM.

    3. CONDITIONS OF EFFECTIVENESS. The Second Amendment shall be effective as of September 18, 1996, subject to the following:

    (a) the Administrative Lender shall have received counterparts of this Second Amendment executed by the Lenders;

    (b) the Administrative Lender shall have received counterparts of this Second Amendment executed by the Borrower and acknowledged by PEI and PUM;

    (c) the Administrative Lender shall have received for (i) NationsBank a $5,450,000 Revolving Credit Note and a $9,606,250 Term Loan Note, (ii) Union Bank a $5,450,000 Revolving Credit Note and a $9,606,250 Term Loan Note, (iii) City National Bank a $3,100,000 Revolving Credit Note and a $5,287,500 Term Loan Note, and (iv) Sumitomo a $3,500,000 Revolving Credit Note and a $6,125,000 Term Loan Note, each duly executed by the Borrower (collectively, the "NOTES");

    (d) the Administrative Lender shall have received an Officer's Certificate of the Borrower containing (i) corporate resolutions of the Borrower authorizing the execution and delivery of this Second Amendment and the Notes and (ii) signatures of titles of officers of the Borrower authorized to sign this Second Amendment and the Notes;

    (e) the representations and warranties set forth in Section 3 shall be true and correct in all material respects; and

    (f) the Administrative Lender and the Lenders shall have received in form and substance satisfactory to the Administrative Lender and the Lenders, such other documents, certificates and instruments as the Lenders shall reasonably require.

    4.   SECTION 11.6.  The parties hereto agree that (i) the provisions of
Section 11.6 of the Credit Agreement shall not be required to be complied with for the purpose of making Sumitomo a Lender to the Credit Agreement pursuant to this Second Amendment and (ii) by signing below, Sumitomo shall be a Lender under the Credit Agreement and shall have all rights and obligations of a Lender thereunder.

    5. PURCHASE BY SUMITOMO. Simultaneously with the satisfaction of the Conditions of Effectiveness set forth in Section 3 hereof, Sumitomo shall be deemed to have purchased without recourse an amount of each other Lender's outstanding Advances such that after giving effect to this Second Amendment, the percentage of each Lender's Commitment which has been utilized will be equal.

    6. ACKNOWLEDGEMENT. By signing below, each of PEI and PUM (i) acknowledges and consents to the execution, delivery and performance by the Borrower of this Second Amendment and the Notes and (ii) acknowledges and agrees that its obligations in respect of its Subordination Agreement (A) are not released, diminished, waived, modified, impaired or affected in any manner by this Second Amendment or any of the provisions contemplated herein except as expressly provided herein and (B) include the Revolving Credit Commitment and Term Loan Commitment, as increased by this Second Amendment.

    7. RETURN OF NOTES. Promptly upon satisfaction of all the Conditions of Effectiveness set forth in Section 3 hereof, NationsBank, Union Bank and City National Bank shall return to the Borrower each of their respective promissory notes which are being replaced by the Notes marked "Renewed" or "Replaced" or with words of similar import.

    8.   REFERENCE TO THE CREDIT AGREEMENT.

    (a) Upon the effectiveness of this Second Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Second Amendment.

    (b) The Credit Agreement, as amended by this Second Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

    9. COSTS, EXPENSES AND TAXES. The Borrower agrees to promptly pay all reasonable costs and expenses of the Administrative Lender in connection with the preparation, reproduction, execution and delivery of the Second Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Lender).

    10. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

    11. GOVERNING LAW; BINDING EFFECT. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower and each Lender and their respective successors and assigns.

    12. HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

    13. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

--------------------------------------------------------------------------------
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                      REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
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                                        - 6 -

    IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date first above written.


                                  POWER-ONE, INC.




                                  By:
                                       ----------------------------
                                       Name:
                                       ----------------------------
                                       Title:
                                       ----------------------------



                                  NATIONSBANK OF TEXAS, N.A.,
                                  Individually and as Administrative Lender

Specified Percentage:
       31.28571429%

                                  By:
                                       ----------------------------
                                       Name:
                                            -----------------------
                                       Title:
                                             -----------------------


                                  UNION BANK

Specified Percentage:
       31.28571429%

                                  By:
                                       ----------------------------
                                       Name:
                                            -----------------------
                                       Title:
                                             -----------------------


                                  CITY NATIONAL BANK

Specified Percentage:
       17.42857142%

                                  By:
                                       ----------------------------
                                       Name:
                                            -----------------------
                                       Title:
                                             -----------------------

                                  SUMITOMO BANK OF CALIFORNIA

Specified Percentage:
       20.00%

                                  By:
                                       ----------------------------
                                       Name:
                                            -----------------------
                                       Title:
                                             -----------------------

                                      SCHEDULE 1

                                LIBOR LENDING OFFICES


NATIONSBANK OF TEXAS, N.A.
901 Main Street, 67th Floor
Dallas, Texas  75202



UNION BANK
445 South Figueroa Street, 16th Floor
Los Angeles, California  90071-1100



CITY NATIONAL BANK
400 North Roxbury Street, 3rd Floor
Beverly Hills, California  90210



SUMITOMO BANK OF CALIFORNIA
611 West 6th Street, Suite 3900
Los Angeles, California  90017